UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

NKGen Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40427	86-2191918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street

Santa Ana, CA, 92705

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 396-6830

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKGN	OTC Expert Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NKGNW	OTC Expert Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 15, 2026, NKGen Biotech, Inc., a Delaware corporation (the “Company”), and NKGen Operating Biotech, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“NKGen OpCo,” and together with the Company, the “Borrowers”), entered into a Secured Convertible Loan Agreement (the “Loan Agreement”) with AlpineBrook Capital GP I Limited (the “Lender”).

Background

Pursuant to the Loan Agreement, the Lender agreed to extend a secured convertible loan in the aggregate principal amount of $39,922,134.22 (the “Convertible Loan”) to the Borrowers. The Convertible Loan refinances and replaces the following existing indebtedness of the Borrowers to the Lender and East West Bank (“EWB”): (i) a promissory note issued by the Company to EWB on June 20, 2023 (the “EWB Note”), which was acquired by the Lender from EWB in connection with the closing of the transactions contemplated by the Loan Agreement, (ii) a convertible promissory note issued by the Borrowers to the Lender on December 31, 2024, (iii) a convertible promissory note issued by the Borrowers to the Lender on March 10, 2025, (iv) a secured promissory note issued by the Borrowers to the Lender on January 5, 2026 (as amended), (v) new cash funding in the amount of $350,000 to the Borrowers, which will be used to cover immediate operating expenses, and (vi) accrued interest, charges, fees and other obligations in respect of the refinancing, indebtedness and advances described in clauses (i) to (v) above.

As of the date of this Current Report on Form 8-K, the Company has a limited cash balance and intends to continue to seek additional funding for its operations.

Material Terms of the Loan Agreement and Note

In connection with the Convertible Loan, the Borrowers issued to the Lender a Secured Convertible Promissory Note dated April 15, 2026 (the “Note”) in the principal amount of $39,922,134.22. The material terms of the Loan Agreement and the Note are summarized below:

Interest Rate. The Convertible Loan bears interest at a rate of 12% per annum (the “Applicable Rate”), payable monthly in arrears on the first calendar day of each calendar month. Interest is computed on the basis of a 360-day year for the actual number of days elapsed. Any unpaid amount (that is due and payable) bears interest at the Applicable Rate plus 12% per annum.

Maturity Date. The Convertible Loan matures on the one-year anniversary of the closing date of the transaction, subject to extension by the Lender in its sole discretion for any period it deems fit, or earlier upon acceleration following an event of default.

Conversion. The Lender has the right, at its sole discretion, to convert the outstanding principal, accrued and unpaid interest, fees and other obligations under the Convertible Loan, in whole or in part, at any time and from time to time, into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a conversion price of $0.08 per share (the “Conversion Price”), subject to adjustment as described below. No conversion may be effected, and no shares of Common Stock may be delivered to the Lender, until after sixty-one (61) full days following the date of the Lender’s issuance of a conversion notice.

Prepayment. The Borrowers may not voluntarily prepay the Convertible Loan, in whole or in part, without the prior written consent of the Lender. Mandatory prepayment is required upon acceleration following an event of default and from proceeds of any sale of shares of NKGen Biotech Korea Co., Ltd. (“NKGen Korea”) consented to by the Lender.

Beneficial Ownership Limitation. In no event shall the Company issue to the Lender shares of Common Stock which would result in the Lender and its affiliates together beneficially owning more than 9.99% of the then issued and outstanding Common Stock.

Change of Control. If a Change of Control (as defined in the Note) occurs while the Note remains outstanding, the Borrowers are required to repay the Lender in cash in an amount equal to the outstanding principal plus accrued and unpaid interest, plus a repayment premium equal to 20% of the outstanding principal.

Use of Proceeds. Proceeds of the Convertible Loan are to be used solely for the Borrowers’ business operations, working capital and payables, unless specifically consented to the contrary by the Lender in writing.

Security. The Borrowers’ obligations under the Loan Agreement and the Note are secured by a first-priority lien on substantially all of the personal property assets of the Borrowers, including accounts, chattel paper, equipment, general intangibles, inventory, intellectual property, investment property and deposit accounts, pursuant to a Pledge and Security Agreement, dated April 15, 2026, among the Borrowers and the Lender (the “Pledge and Security Agreement”), and an Intellectual Property Security Agreement, dated April 15, 2026, between the Company and the Lender (the “IP Security Agreement”). In addition, the Borrowers’ obligations are secured by a pledge of the Company’s 65% equity interest in NKGen Korea pursuant to a Share Kun-Pledge Agreement, dated April 15, 2026, between the Company and the Lender (the “Korean Pledge Agreement”). The Lender’s first-priority lien is over personal property and intellectual property collateral; BDW Investments LLC (“BDW”) holds a first-priority lien over primarily real property collateral, as set forth in the Amended and Restated Intercreditor Agreement described below.

The Company’s pledge of its equity interest in NKGen Korea is subject to certain limitations under Korean law and applicable securities depository requirements, including that certain shares are subject to a Korea Securities Depository lock-up and are not subject to the pledge until the lock-up period expires.

Events of Default. The Loan Agreement contains customary events of default, including, among others, failure to make payments when due, breach of representations and warranties, failure to perform covenants, cross-default to other indebtedness, change of ownership, material adverse change and insolvency-related events.

Governing Law. The Loan Agreement and the Note are governed by the laws of the State of New York.

Alternative Equity Repayment. The Note permits the Lender, at its sole and absolute discretion, to elect to receive repayment of amounts due at maturity in the form of newly issued shares of Common Stock with applicable registration rights, in lieu of cash payment.

Conversion Price and Exercise Price Adjustments. The Conversion Price of the Note and the exercise price of the Warrant are subject to customary adjustment provisions for stock splits, stock dividends and similar corporate actions. In addition, the Note provides that if the Company or any of its affiliates issues convertible indebtedness or equity securities after the issuance date with a conversion, issue or exercise price lower than the then-applicable Conversion Price, the Conversion Price will be automatically adjusted to equal such lower price. The Warrant includes parallel adjustment mechanics, including a right of the Lender to an alternative exercise price following certain issuances of options or convertible securities, as described therein.

Consideration Shares

As additional consideration for the Lender’s willingness to consummate the Restructuring (as defined in the Loan Agreement), the Company agreed to issue to the Lender an aggregate of 11,807,380 shares of Common Stock (the “Consideration Shares”), at no cost to the Lender, in five installments commencing on the five-month anniversary of the closing date and continuing at five-month intervals thereafter.

Common Stock Purchase Warrant

On April 15, 2026, in connection with the Loan Agreement, the Company issued to the Lender a Common Stock Purchase Warrant (the “Warrant”). The Warrant entitles the Lender to purchase a number of shares of Common Stock equal to three (3) times the quotient of (A) the principal amount outstanding under the Note as of the issuance date divided by (B) the Conversion Price as of the issuance date. The Warrant has an exercise price of $0.08 per share and is exercisable at any time during the ten-year period commencing on April 15, 2026. The Warrant may be exercised on a cashless basis if the market price of the Common Stock exceeds the exercise price. Exercise of the Warrant is subject to a beneficial ownership limitation of 9.99% of the outstanding shares of Common Stock. The Lender may increase or decrease such beneficial ownership limitation but any increase will not be effective until the 61st day after an increase notice is delivered to the Company.

Investor Rights Agreement

In connection with the Loan Agreement, the Company, NKGen Korea and the Lender entered into an Investor Rights Agreement, dated April 15, 2026 (the “Investor Rights Agreement”), pursuant to which the Lender was granted the following rights, among others:

Registration Rights. The Investor Rights Agreement provides the Lender with registration rights with respect to the Conversion Shares, Warrant Shares and Consideration Shares (collectively, the “Registrable Securities”), including (i) the right to require the Company to file and maintain a resale shelf registration statement on Form S-1 or Form S-3, as applicable, covering all Registrable Securities, (ii) demand registration rights and (iii) piggy-back registration rights on offerings by the Company or its stockholders, in each case subject to customary conditions, cutbacks and blackout periods.

Board Designation Rights. For so long as the Lender, its affiliates and its beneficial interest holders collectively hold no less than 25% of the Company’s equity securities held by the Lender on an as-converted basis as of the date of the Investor Rights Agreement, the Lender has the right, but not the obligation, to designate five (5) individuals for nomination or appointment to the Company’s board of directors (each, an “Investor Director”), which director seats are initially vacant. Each Investor Director will have the option of serving on each committee of the board of directors, subject to applicable independence requirements. If the Lender is not represented on the board, it has the right to designate one board observer. The Company is required to maintain a maximum authorized board size of nine (9) directors. The Lender has not, as of the date hereof, designated any Investor Director.

Protective Provisions. The Investor Rights Agreement provides that the Company and NKGen Korea may not, and may not permit any group company to, effect certain enumerated corporate actions without the prior written consent of the Lender, including, among others, adoption or modification of annual budgets, distributions of profits, changes in executive compensation, incurrence of indebtedness, creation of liens, disposal of material assets or intellectual property, amendments to organizational documents, changes to board composition, mergers, acquisitions, public offerings, material contracts and other specified transactions, in each case as more fully described in Exhibit A to the Investor Rights Agreement.

Preemptive Rights and Most Favored Nation. The Lender has a preemptive right to participate in up to 100% of any future financing by the Company or any group company (other than certain exempted issuances). The Investor Rights Agreement also contains a most favored nation provision pursuant to which, if any group company incurs indebtedness or issues equity securities with terms more favorable than those provided to the Lender, the Company must grant the same rights or privileges to the Lender.

Right of First Refusal. The Company granted to the Lender a right of first refusal to purchase up to 100% of any shares of capital stock of NKGen Korea that the Company may propose to transfer, at the same price and on the same terms and conditions as those offered to the prospective transferee.

Voting Agreement

In connection with the Loan Agreement, the Company, the Lender, Graf Acquisition Partners IV LLC, NKGen Korea and Paul Song entered into a Voting Agreement, dated April 15, 2026 (the “Voting Agreement”), pursuant to which such stockholders agreed to vote their shares of Common Stock in favor of an increase in the number of authorized shares of Common Stock sufficient to provide for the issuance of the Consideration Shares and five (5) times the shares of Common Stock issuable in connection with the conversion of the Note and the exercise of the Warrant. Pursuant to the Loan Agreement, the Company is required to obtain stockholder approval for such increase no later than the earlier of (a) two months after the closing date and (b) immediately prior to the closing of the Company’s next financing (whether equity or debt).

Amended and Restated Intercreditor Agreement

In connection with the Loan Agreement, the Lender (as assignee of EWB under a prior subordination and intercreditor agreement) and BDW entered into an Amended and Restated Intercreditor Agreement, dated April 15, 2026 (the “Intercreditor Agreement”), governing the relative priority of the Lender’s and BDW’s respective liens and claims with respect to the Borrowers’ assets. Under the Intercreditor Agreement, the Lender holds a first-priority lien over personal property collateral of the Borrowers and BDW holds a first-priority lien over primarily real property collateral of the Borrowers. The Intercreditor Agreement was acknowledged and agreed to by the Borrowers.

The foregoing descriptions of the Loan Agreement, Note, Warrant, Investor Rights Agreement, Voting Agreement, Pledge and Security Agreement, Intellectual Property Security Agreement, and Share Kun-Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 are incorporated into this Item 2.03 by reference.

 Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the transactions described under Item 1.01 above, on April 15, 2026, the Company agreed to issue to the Lender the following securities (the “Securities”) without registration under the Securities Act of 1933, as amended (the “Securities Act”):

(a)	11,807,380 shares of Common Stock (the Consideration Shares), to be issued in five installments commencing on the five-month anniversary of the closing date;

(b)	the Note, which is convertible into shares of Common Stock at a conversion price of $0.08 per share, subject to adjustment; and

(c)	the Warrant, which is exercisable for shares of Common Stock at an exercise price of $0.08 per share, subject to adjustment.

The Securities were issued and sold in reliance upon exemptions from registration requirements of the Securities Act, pursuant to Section 4(a)(2), Regulation D and/or Regulation S thereunder.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On April 15, 2026, the board of directors of the Company approved and adopted Amendment No. 1 to the Amended and Restated Bylaws of the Company (the “Bylaws Amendment”), effective as of April 15, 2026.

The Bylaws Amendment amends and restates Section 4.1 of the Amended and Restated Bylaws of the Company (the “Bylaws”) to provide that the maximum authorized number of directors shall be nine (9). The Bylaws Amendment was adopted in connection with the closing of the transactions contemplated by the Loan Agreement (as described in Item 1.01 of this Current Report on Form 8-K). Prior to the Bylaws Amendment, Section 4.1 of the Bylaws provided that the authorized number of directors of the Company shall be fixed in accordance with the Certificate of Incorporation, without specifying a number of directors.

The foregoing description of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment No. 1 to the Amended and Restated Bylaws of NKGen Biotech, Inc.
10.1*	Secured Convertible Loan Agreement, dated April 15, 2026, by and among NKGen Biotech, Inc., NKGen Operating Biotech, Inc. and AlpineBrook Capital GP I Limited
10.2	Secured Convertible Promissory Note, dated April 15, 2026, issued by NKGen Biotech, Inc. and NKGen Operating Biotech, Inc. to AlpineBrook Capital GP I Limited
10.3*	Common Stock Purchase Warrant, dated April 15, 2026, issued by NKGen Biotech, Inc. to AlpineBrook Capital GP I Limited
10.4*	Investor Rights Agreement, dated April 15, 2026, by and among NKGen Biotech, Inc., NKGen Biotech Korea Co., Ltd. and AlpineBrook Capital GP I Limited
10.5*	Pledge and Security Agreement, dated April 15, 2026, by and among NKGen Biotech, Inc., NKGen Operating Biotech, Inc. and AlpineBrook Capital GP I Limited
10.6*	Intellectual Property Security Agreement, dated April 15, 2026, by and between NKGen Biotech, Inc. and AlpineBrook Capital GP I Limited
10.7*	Share Kun-Pledge Agreement, dated April 15, 2026, by and between NKGen Biotech, Inc. and AlpineBrook Capital GP I Limited
10.8	Voting Agreement, dated April 15, 2026, by and among NKGen Biotech, Inc., AlpineBrook Capital GP I Limited, Graf Acquisition Partners IV LLC, NKGen Biotech Korea Co., Ltd. and Paul Song
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NKGEN BIOTECH, INC.

Date: April 21, 2026	/s/ Paul Y. Song
	Name:	Paul Y. Song
	Title:	Chief Executive Officer
(Principal Executive Officer)